Exhibit 99(.2) Certification Pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002 by
                  Calvin E. Jenness, Chief Financial Officer




          In connection with the Quarterly Report of Blount International, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Calvin E. Jenness, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Calvin E. Jenness
Calvin E. Jenness
Senior Vice President, Chief Financial Officer and Treasurer
November 14, 2002